                                                                    Exhibit 3.11

[LETTERHEAD OF GOUVERNMENT DU QUEBEC APPEARS HERE]
                                                  CERTIFICAT DE CONSTITUTION
                                                  Loi sur les compagnies
                                                  (L.R.Q., chap, C-38)

                                                  Partie IA

                              J'atteste par les presentes que la compagnie


                              2621-8529 QUEBEC INC
                              a ete constituee, sous l'autorite de la partie IA de la Loi sur les compagnies, tel qu' indique dans les statuts de constitution ci-joints.

                              Le 1988 08 31



                                      [SIGNATURE APPEARS HERE]

                                      Inspecteur general des institutions
                                      financieres

[SEAL APPERS HERE]                    2621-8529

              [LETTERHEAD OF GOUVERNEMENT DU QUEBEC APPEARS HERE]


--------------------------------------------------------------------------------
1 Denomination sociale du numero matricule

     2621-8529 QUEBEC INC.

--------------------------------------------------------------------------------

2 District judicaire du Quebec ou la       3 Nombre precis ou nombres minimal et       4 Date d'entree en vigueur si posterieure
  compagnie etablit son siege social         maximal des administrateurs                 a celle du depot
  Montreal                                    Pas moins de 1 et                        S/O
                                              pas plus de 10.

--------------------------------------------------------------------------------
5 Description du capital-actions

    Un nombre illimite d'actions ordinaires sans valeur nominale

--------------------------------------------------------------------------------
6 Restrictions sur le transiert des actions, ie cas echeant

    L'Annexe I ci-jointe fait partie integrante de cette formule

--------------------------------------------------------------------------------
7 Limites imposees a son activite, le cas echeant

    S/O

--------------------------------------------------------------------------------
8 Autres dispositions

   L'Annexe II ci-jointe fait partie integrante de cette formule

--------------------------------------------------------------------------------
9 Fondateurs
--------------------------------------------------------------------------------

                             Adresse incluant le code postal                                     Signature de chaque fondateur
    Nom et prenom         (sil s'agit dune corporation, indiquer         Profession          (sil s'agit dune corporation, signature
                          le siege social et la loi constitutive)                             de la personne autorisee)
------------------------------------------------------------------------------------------------------------------------------------
  Claire Tousignant          5210, Avenue Randall                        Adjointe                   /s/ Claire Tousignant
                             App. 14                                    juridique
                             Montreal (Quebec)
                             H4V 2V3



--------------------------------------------------------------------------------
Si l'espace est insufficiant, joindre une annexe

--------------------------------------------------------------------------------
Reserve a l'administration                                             2621-8529

                                   ANNEXE I
                                   --------

        Aucune action du capital-actions de la compagnie ne peut etre transferee sans le consentement du conseil d'administration de la compagnie, donne par une resolution adoptee par le conseil d'administration ou sans le consentement par ecrit de tous les administrateurs de la compagnie.

                                   ANNEXE II
                                   ---------


1. Le nombre des actionnaires de la compagnie est limite a 50, non comprises les personnes qui sont a l'emploi de la compagnie ou d'une filiale, et les personnes qui, ayant ete dans le passe a l'emploi de la compagnie ou d'une filiale, etaient pendant ce temps, et ont continue apres l'expiration de leur emploi, a etre actionnaires de la compagnie, 2 ou plusieurs personnes detenant une action ou plusieurs actions conjointement etant considerees comme un seul actionnaire.

2. Toute invitation au public pour la souscription de valeurs mobilieres emises par la compagnie est interdite.

3. L'assemblee annuelle des actionnaires de la compagnia peut etre tenue a tout endroit, dans la province de Quebec ou ailleurs, tel que les administrateurs pouvent le determiner.

              [LETTERHEAD OF GOVERNEMENT DU QUEBEC APPEARS HERE]





--------------------------------------------------------------------------------
 1 Denomination sociale ou numero matricule

   . 2621-8529 QUEBEC INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 2 Avis est donne par less presentes que l'addrese du siege social de la compagnie, dans les limites du district judiciaire indique dans les statuts, est la suivante:

         1170                                 rue Peel
   ----------------------------------------------------------------------
         Numero civique                       Nom de la rue

         Montreal
   ----------------------------------------------------------------------
         Localite

         Quebec                               H3B 4S8
   ----------------------------------------------------------------------
         Province ou pays                     Code postal

--------------------------------------------------------------------------------

La compagnie

                                    Fonction du
per:  /s/ Claire Tousignant         signataire  Fondatrice
    --------------------------------           ---------------------------------
        (signatare)



--------------------------------------------------------------------------------
Reserve a l'administration                                          2621-8529

              [LETTERHEAD OF GOUVERNEMENT DU QUEBEC APPEARS HERE]


--------------------------------------------------------------------------------
1  Denomination societe ou numero matricule


   2621-8529 QUEBEC INC.
--------------------------------------------------------------------------------
2  Les administrateurs de la compagnie sont:
--------------------------------------------------------------------------------
                                Adrese residentiale complete
         Nom et prenom            (incluant le code postal)          Profession
--------------------------------------------------------------------------------


Claire Tousignant               5210, Avenue Randall                  Adjointe
                                App. 14                               juridique
                                Montreal (Quebec)
                                H4V 2V3




--------------------------------------------------------------------------------
Si l'espace est insuffisant, joindre une annexe en deux (2) exemplaires.

La compagnie

                                        Fonction du
par:  [SIGNATURE APPEARS HERE]          signataire      Fondatrice
    -----------------------------------            -----------------------------
             (signature)

--------------------------------------------------------------------------------
Reserve a l'administration                                      2621-8529

[LETTERHEAD OF GOVERNMENT DU QUEBEC APPEARS HERE]


                                                CERTIFICAT DE MODIFICATION
                                                Loi sur les compagnies
                                                (L.R.Q., chap. C-38)


                                                Partie IA


                                J'atteste par les presentes que la compagnie

                                SCOTT STYRENE QUEBEC, INC.



                                a modifie ses statuts, sous l'autorite de la partie IA de le Loi sur les compagnies, tel qu'indique dans les statuts de modifi-cation ci-joints.


                                Le 1988 10 14

[SEAL APPEARS HERE]


                                 [SIGNATURE APPEARS HERE]
                                 Inspecteur general des institutions financieres

                                2621-8529

              [LETTERHEAD OF GOUVERNEMENT DU QUEBEC APPEARS HERE]

--------------------------------------------------------------------------------
1.  Corporate name or designating number

    SCOTT STYRENE QUEBEC, INC.

--------------------------------------------------------------------------------
2.  The company's articles are amended as follows

    Paragraph 1 therof is replaced with the following:

    SCOTT STYRENE QUEBEC, INC.





--------------------------------------------------------------------------------
3  Effective date, if different        4  Corporate name or designating number
   from date of filing (see               prior to amendment (if different from
   instructions).                         that mentioned in item 1)

                                              2621-8529 QUEBEC INC.

--------------------------------------------------------------------------------

Signature of
authorized                                Post occupied
director     [SIGNATURE APPEARS HERE]     by signatory      President
            ----------------------------                ------------------------

--------------------------------------------------------------------------------
For departmental use only

              [LETTERHEAD OF GOUVERNEMENT DU QUEBEC APPEARS HERE]


--------------------------------------------------------------------------------
1 Corporate name or designating number

   2621-8529 QUEBEC INC.

--------------------------------------------------------------------------------
2 The directors of the company are
--------------------------------------------------------------------------------
      Name and surname       Full mailing address                Profession
                             (including postal code)
--------------------------------------------------------------------------------
 Ellis A. Horwitz           Scott Plaza 1                       businessman
                            Philadelphia, PA 19113
                            U.S.A.


--------------------------------------------------------------------------------
If space is insufficient, attach an appendix in two (2) copies

The Company

                                        Post occupied
By  /s/ Ellis A. Horwitz                by signatory    President*
  -------------------------------                    ---------------------------
         (Signature)

--------------------------------------------------------------------------------
                                                                       2621-8529

[LETTERHEAD OF GOUVERNMENT DU QUEBEC APPEARS HERE]
                                                CERTIFICAT DE MODIFICATION
                                                Loi sur les compagnies
                                                (L.R.Q., chap. C-38)



                                                Partie IA



                        J'atteste par les presentes que la compagnie


                        POLYMERES SCOTT, LTEE

                        ET SA VERSION

                        SCOTT POLYMERS, LTD.




                        a modifie ses statuts, sous l'autori'e de la partie IA de la loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.



                        Le 1988 11 16


                                                [SIGNATURE APPEARS HERE]
[SEAL APPEARS HERE]                             Inspecteur general des
                                                institutions financieres


                        2621-8529

              [LETTERHEAD OF GOUVERNEMENT DU QUEBEC APPEARS HERE]

--------------------------------------------------------------------------------
1  Corporate name or designating number

   POLYMERES SCOTT, LTEE -
   SCOTT POLYMERS, LTD.
--------------------------------------------------------------------------------
2  The company's articles are amended as follows

   Paragraph 1 thereof is replaced with the following:

   POLYMERES SCOTT, LTEE - SCOTT POLYMERS, LTD.




--------------------------------------------------------------------------------
3  Effective date if different         4  Corporate name or designating number
   from date of filing (see               prior to amendment (if different from
   instructions).                         that mentioned in item 1)

   N/A                                    SCOTT STYRENE QUEBEC, INC.
--------------------------------------------------------------------------------

Signature of
authorized                                Post occupied
director     [SIGNATURE APPEARS HERE]     by signatory      Director
            ----------------------------                ------------------------

--------------------------------------------------------------------------------
For departmental use only

                         [LOGO OF QUEBEC APPEARS HERE]

--------------------------------------------------------------------------------

                          CERTIFICAT DE MODIFICATION

                       Loi sur les compagnies, Partie IA
                             (L.R.Q., chap. C-38)


                 J'atteste par les presentes que la compagnie

                 STYROCHEM INTERNATIONAL, LTEE

                 et sa version

                 STYROCHEM INTERNATIONAL LTD.






                 a modifie ses statuts le 18 NOVEMBRE 1994, sous l'autorite de la partie IA de la Loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.



                 Deposes au registre le 21 novembre 1994
                 sous le matricule 1141484460

[SEAL OF INSPECTEUR GENERAL DES INSTITUTIONS FINANCIERES APPEARS HERE] T130L10164S43AA

                                 [SIGNATURE APPEARS HERE]
                                 Inspecteur general des institutions financieres

[LOGO OF GOVERNMENT QUEBEC APPEARS HERE]

                                                  Form 5
                                                  ARTICLES OF AMENDMENT
                                                  The Companies Act R.S.Q.c C-38
                                                  Part 1A

--------------------------------------------------------------------------------
  1  Corporate name
     StyroChem International, Ltee/StyroChem International Ltd.

--------------------------------------------------------------------------------
  2  Present address of the company
--------------------------------------------------------------------------------
     19250 CLARK GRAHAM
     -----------------------------------------------------------------------
           No                           Street name
     BAIE D'URFE
     -----------------------------------------------------------------------
           Municipality
     QUEBEC                                              M9X1A1
     -----------------------------------------------------------------------
           Province                                      Postal code
--------------------------------------------------------------------------------
  3 [ ] Application presented in conformity with Section 123 140 and following of the Companies Act

  4  The company's articles are amended as follows

     1. Article 1 of the Articles of Incorporation is modified by changing the name of "POLYMERES SCOTT, LTEE,/SCOTT POLYMERS, ltd." to "StyroChem International, Ltee/StyroChem International Ltd."




--------------------------------------------------------------------------------
  5  Effective date, if different from date of filing (see instructions)

  6 Corporate name (or designating number), prior to amendment, if different from that mentioned in item 1

     POLYMERES SCOTT, LTEE/SCOTT POLYMERS, LTD.
--------------------------------------------------------------------------------
If space is insufficient, attach an appendix in two (2) copies


Signature of
authorized director   /s/Richard Davidovich
                      ----------------------------------------------------------
                      RICHARD DAVIDOVICH
--------------------------------------------------------------------------------
For department use only                                       CA-215 (Rev 12-93)


[LOGO OF GOVERNMENT QUEBEC APPEARS HERE]

            18 NOV, 1994

     L'Inspecteur general des
     Institutions financieres

                         [LOGO OF QUEBEC APPEARS HERE]

--------------------------------------------------------------------------------

                           CERTIFICAT DE MODIFICATION

                       Loi sur les compagnies, Partie IA
                              (L.R.Q., chap. C-38)


                    J'atteste par les presentes que la compagnie

                    STYROCHEM CANADA, LTEE

                    et sa ou ses version(s)

                    STYROCHEM CANADA, LTD.

                    a modifie ses statuts le 13 NOVEMBRE 1997, en vertu de la partie LA de la Loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.



                    DEPOSE AU REGISTRE LE 14 NOVEMBRE 1997
                    SOUS LE MATRICULE 1141484460



[SEAL OF INSPECTEUR GENERAL DES INSTITUTIONS FINANCIERS APPEARS HERE] T130L10C64S43AB

                              [SIGNATURE APPEARS HERE]
                              Inspecteur general des institutions financieres

[LOGO OF GOVERNMENT QUEBEC APPEARS HERE]

                                         Formulaire 5
                                         STATUTS DE MODIFICATION
                                         Loi sur les compagnies, L.R.Q., c. C-38

1  Denomination sociale

STYROCHEM CANADA, LTEE
STYROCHEM CANADA, LTD.
-----------------------------------------------------------------------------------------------------
2Adresse actuelle de la compagnie:
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       19250 CLARK GRAHAM
-----------------------------------------------------------------------------------------------------
       N                                         Nom de la rue

       BAIE D'URFE
-----------------------------------------------------------------------------------------------------
       Municipalite

       QUEBEC                                    H9X 1A1
-----------------------------------------------------------------------------------------------------
       Province                                  Code postal
-----------------------------------------------------------------------------------------------------

3  [_]  Requete presentee en vertu de l'article 123.140 et suivants de la Loi sur les compagnies

4  Les statuts de la compagnie sont modifies de la facon suivante:

   SECTION 1 OF THE ARTICLES OF AMENDMENT DATED NOVEMBER 21, 1994 IS REPLACED WITH THE FOLLOWING:

   STYROCHEM CANADA, LTEE - STYROCHEM CANADA, LTD.
-----------------------------------------------------------------------------------------------------
5  Date d'entree en vigueur, si differente    6  Denomination sociale (ou numero matricule) anteneure
   de la date du depot (voir instructions)       a la modification, si differente de celle mentionnee
                                                 a la case 1

                                                 STYROCHEM INTERNATIONAL, LTEE
                                                 STYROCHEM INTERNATIONAL LTD.
-----------------------------------------------------------------------------------------------------

Si l'espace est insuffisant, joindre une annexe en deux (2) exemplaires

Signature de
l'administrateur autorise     /s/ Michael T. Kennedy
                          ---------------------------------------------------------------------------
                              Michael T. Kennedy

Reserve a l'administration                                                        CA-215 (Rev 12-93)

[LOGO OF GOVERNMENT APPEARS HERE]

       13 NOV 1997

   L'Inspecteur general des
   Institutions financieres